Exhibit 10.3

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE FEBRUARY 17, 2027. THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE IF NOT EXERCISED PRIOR TO THE EXPIRY TIME.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALES OF THE SECURITIES, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (E) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER FURTHER UNDERSTANDS AND AGREES THAT IN THE EVENT OF A TRANSFER PURSUANT TO THE FOREGOING CLAUSE (D) OR (E), THE COMPANY WILL REQUIRE A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND

APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES, BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND U.S. PERSON” ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANTS TO PURCHASE COMMON SHARES

OF BLUE MOON METALS INC.

Warrant Certificate Number:	Number of Warrants:
2026-01	3,500,000

THIS IS TO CERTIFY THAT for value received The Elmet Group Co., 280 Fore Street, Suite 302, Portland, ME 04101 (the “Warrantholder”) has the right to purchase in respect of each whole warrant (“Warrants”) represented by this certificate or by a replacement certificate (in either case this “Warrant Certificate”), at any time up to 5:00 p.m. Toronto time, on October 16, 2029 (the “Expiry Time”) one fully paid and non-assessable common share (“Common Shares” and which term shall include any shares or other securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of Blue Moon Metals Inc. (the “Corporation”), a corporation existing under the laws of British Columbia, as constituted on the date hereof at a purchase price (the purchase price in effect from time to time being called the “Exercise Price”) of $10.80 per Common Share, subject to adjustment as provided herein.

The Corporation agrees that the Common Shares purchased pursuant to the exercise of the Warrants shall be and be deemed to be issued to the Warrantholder as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid.

Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Common Shares at any time after the Expiry Time and from and after the Expiry Time the Warrants and all rights under this Warrant Certificate shall be void and of no value.

The above provisions are subject to the following:

1.	Exercise:

(1)	Cash Exercise: In the event that the Warrantholder desires to exercise the right to purchase Common Shares conferred hereby, the Warrantholder shall (a) complete to the extent possible in the manner indicated and execute a subscription form in the form attached as Schedule A to this Warrant Certificate, (b) surrender this Warrant Certificate to the Corporation in accordance with section 9 hereof, and (c) pay the amount payable on the exercise of such Warrants in respect of the Common Shares subscribed for by certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or by transmitting same day funds in lawful money of Canada by wire to such account as the Corporation shall direct the Warrantholder or indicate that the exercise is a cashless exercise as provided in subsection 1(2) hereof. Upon such surrender and payment as aforesaid, the Warrantholder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Warrantholder shall be entitled to delivery of a certificate or certificates representing such Common Shares or an electronic book entry position representing such Common Shares, and the Corporation shall cause such certificate or certificates to be delivered to the Warrantholder at the address specified in the subscription form within three business days after such surrender and payment as aforesaid. No fractional Common Shares will be issuable upon any exercise of the Warrants and the Warrantholder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share. To the extent that the Warrantholder is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, the number of Common Shares issuable shall be rounded down to the nearest whole Common Share.

(2)	Cashless Exercise: Subject to the provisions of this Warrant Certificate other than those requiring payment of the Exercise Price in cash, the Warrantholder may elect to exercise the Warrants in whole or in part by surrendering this Warrant Certificate in the manner specified in subsection 1(1) hereof in exchange for that number of Common Shares which is equal to the product of (a) the number of Common Shares issuable upon the exercise of the Warrants multiplied by (b) a fraction, (i) the numerator of which is the Fair Market Value of a Common Share determined as of the date of exercise of the Warrants (the “Exercise Date”) less the then Exercise Price and (ii) the denominator of which is the Fair Market Value of a Common Share determined as of such Exercise Date, with the certificate representing such Common Shares to be delivered in accordance with subsection 1(1) hereof. For purposes of this subsection 1(2), “Fair Market Value” shall be equal to the volume weighted average trading price of the Common Shares on each of the ten trading days prior to the Exercise Date on the TSX Venture Exchange (the “TSXV”) or, if there shall have been no sales on such exchange on any such trading day, the average of the closing bid and asked prices on such exchange on such trading day.

(3)	US Persons: Notwithstanding any provision in sections 1, 2 or 3 hereof, the Warrants may not be exercised, in whole or in part, by a U.S. Person or person within the United States (or on behalf of a U.S. Person or person within the United States) unless registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and applicable state securities laws or unless an exemption from such registration is available. As used herein, the terms “United States” and “U.S. Person” have the meaning assigned to them in Regulation S under the 1933 Act, as set forth in (a) an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Corporation, delivered by the Warrantholder to the Corporation, or (b) other documentation reasonably acceptable to the Corporation.

(4)	Limitation on Exercise of the Warrants: Notwithstanding anything to the contrary contained in this Warrant Certificate, the Warrants shall not be exercisable by the Warrantholder, and the Corporation shall not effect any exercise of the Warrants or otherwise issue any Common Shares pursuant hereto, to the extent (but only to the extent) that, after giving effect to such exercise, the Warrantholder or any of its affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the issued and outstanding Shares of the Corporation after such exercise. To the extent the above limitation applies, the determination of whether a Warrant shall be exercised (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Warrantholder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Warrantholder and its affiliates) shall, subject to the Maximum Percentage limitation, be determined on the basis of the first submission to the Corporation for conversion, exercise or exchange (as the case may be). No prior inability to exercise a Warrant or to issue Common Shares pursuant to this subsection 1(4) shall have any effect on the applicability of the provisions of this Section 1 with respect to any subsequent determination of exercisability. For purposes of this subsection 1(4), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with National Instrument 55-104 Insider Reporting Requirements and Exemptions. For any reason at any time, upon the written of the Warrantholder, the Corporation shall within one business day confirm in writing to the Warrantholder the number of Common Shares then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Shares, including, without limitation, pursuant to the Warrants. Notwithstanding this subsection 1(4), the Warrantholder may waive this subsection upon written notice to the Corporation, subject to the Warrantholder providing the Corporation, acting reasonably, with any documents required by the TSX Venture Exchange.

2.	Partial Exercise: The Warrantholder may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Warrant Certificate. In the event that the Warrantholder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Warrantholder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

3.	Not a Shareholder: The holding of the Warrants shall not constitute the Warrantholder a shareholder of the Corporation nor entitle the Warrantholder to any right or interest in respect thereof except as expressly provided in this Warrant Certificate.

4.	Covenants, Representations and Warranties: The Corporation hereby represents and warrants that it is authorized to create and issue the Warrants and covenants and agrees that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided for in this Warrant Certificate. The Corporation hereby further covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant Certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.

5.	Anti-Dilution Protection:

(1)	Definitions: For the purposes of this section 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection 5(1):

(a)	“Adjustment Period” means the period commencing on the date of issue of the Warrants and ending at the Expiry Time;

(b)	“Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the TSXV or, if the Common Shares are not then listed on TSXV, on such other Canadian or U.S. stock exchange as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian or U.S. stock exchange, in the over-the-counter market, during the period of any 20 consecutive trading days ending not more than five business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during such 20 consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian or U.S. stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by a firm of independent chartered accountants selected by the directors of the Corporation;

(c)	“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)	Adjustments: The Exercise Price and the number of Common Shares issuable to the Warrantholder upon the exercise of the Warrants shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Corporation shall:

(i)	fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii)	fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(iii)	subdivide the outstanding Common Shares into a greater number of Common Shares; or

(iv)	consolidate the outstanding Common Shares into a lesser number of Common Shares,

(any of such events in subclauses 5(2)(a)(i), 5(2)(a)(ii), 5(2)(a)(iii) and 5(2)(a)(iv) above being herein called a “Common Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

A.	the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

B.	the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5(2)(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. Any Warrantholder who has not exercised his right to subscribe for and purchase Common Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Common Shares then subscribed for and purchased by such Warrantholder, at the Exercise Price determined in accordance with this clause 5(2)(a) the aggregate number of Common Shares that such Warrantholder would have been entitled to receive as a result of such Common Share Reorganization, if, on such record date or effective date, as the case may be, such Warrantholder had been the holder of record of the number of Common Shares so subscribed for and purchased.

(b)	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of

A.	the number of Common Shares outstanding on the record date for the Rights Offering, and

B.	the quotient determined by dividing

(1)	either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(2)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this clause 5(2)(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5(2)(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 5(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:

(i)	shares of the Corporation of any class other than Common Shares;

(ii)	rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share) at the date of issue of such securities to the holder of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii)	evidences of indebtedness of the Corporation; or

(iv)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

A.	the numerator of which shall be the difference between

(1)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(2)	the fair value, as determined by the directors of the Corporation, whose determination shall be subject to the prior approval of the TSXV or, if required, any other stock exchange on which the Common Shares are then listed, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

B.	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5(2)(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this clause 5(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)	a reclassification or redesignation of the Common Shares, a change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(ii)	a consolidation, amalgamation or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Warrantholder was theretofor entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholders was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(e)	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of clause 5(2)(a), 5(2)(b) or 5(2)(c) of this Warrant Certificate, then the number of Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to subsection 5(2) hereof:

(a)	Subject to the following clauses of this subsection 5(3), any adjustment made pursuant to subsection 5(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of the Warrants unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provision of this clause 5(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of subsection 5(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of the Warrants (except in respect of the Common Share Reorganization described in subclause 5(2)(a) hereof or a Capital Reorganization described in subclause 5(2)(d) hereof).

(c)	No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of the Warrants shall be made in respect of any event described in section 5 hereof if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event. Any such participation shall be subject to the prior approval of the TSXV or, if required, any other stock exchange on which the Common Shares are then listed.

(d)	No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of the Warrants shall be made pursuant to subsection 5(2) hereof in respect of the issue from time to time of Common Shares pursuant to securities issued pursuant to, or upon the exercise, exchange or conversion of securities issued pursuant to, compensation plans that have been approved by the shareholders of the Corporation and any required stock exchange or issued to management, directors or employees of the Corporation and/or any subsidiary of the Corporation as consideration for services provided to the Corporation or any subsidiary and any such issue shall be deemed not to be a Common Share Reorganization, a Rights Offering nor any other event described in subsection 5(2) hereof. For greater certainty, no adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of the Warrants shall be made pursuant to subsection 5(2) hereof in respect of the issue from time to time of the Common Shares pursuant to this Warrant Certificate.

(e)	If at any time during the Adjustment Period the Corporation shall take any action affecting the Common Shares, other than an action described in subsection 5(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of Warrantholders, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of Warrants shall be adjusted in such manner and at such time by action by the directors, in their sole discretion, but subject to the prior written consent of the TSXV or, if required, any other stock exchange on which the Common Shares are then listed, as may be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(f)	If the Corporation shall set a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of the Warrant shall be required by reason of the setting of such record date.

(g)	In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 5(2) hereof, the Corporation may defer, until the occurrence of such event:

(i)	issuing to the Warrantholder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares or other securities issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Warrantholder any distribution declared with respect to such additional Common Shares or other securities after such record date and before such event;

provided, however, that the Corporation shall deliver to the Warrantholder an appropriate instrument evidencing the right of the Warrantholder upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Common Shares issuable on the exercise of the Warrants.

(h)	In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

(i)	If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 5(2) hereof and shall be binding upon the Corporation and the Warrantholder.

(j)	As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 5(2) hereof, including the Exercise Price and the number or class of Common Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares or other securities which the Warrantholder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)	Notice: At least 21 days prior to the earlier of the record date or effective date of any event which requires or might require an adjustment in any of the rights of the Warrantholder under this Warrant Certificate, including the Exercise Price or the number of Common Shares which may be purchased under this Warrant Certificate, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 5(4) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment.

(5)	Share Transfer Books Closed: The Corporation shall not be required to deliver certificates for Common Shares while the register of transfers and share transfer books of the Corporation are properly closed prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant Certificate in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period, delivery of certificates for Common Shares may be postponed for not more than three (3) business days after the date of the re-opening of said share transfer books; provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Warrantholder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to section 5 herein as a result of the completion of the event in respect of which the transfer books were closed.

6.	Further Assurances: The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Warrantholder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

7.	Time of Essence: Time shall be of the essence of this Warrant Certificate.

8.	Governing Laws: This Warrant Certificate shall be construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

9.	Notices: All notices or other communications to be given under this Warrant Certificate shall be delivered by hand or by email and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by email, on the date of transmission if sent before 5:00 p.m. on a business day or, if such day is not a business day, on the first business day following the date of transmission.

Notices to the Corporation shall be addressed to:

Blue Moon Metals Inc.

550 – 220 Bay Street

Toronto, Ontario M5J 2W4

Attention: [*]

Email: [*]

With a copy (which will not constitute notice):

Bennett Jones LLP

3400 One First Canadian Place

Toronto, ON M5X 1A4

Attention : [*]

Email : [*]

Notices to the Warrantholder shall be addressed to the address of the Warrantholder set out on the face page of this Warrant Certificate.

The Corporation and the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.

10.	Legends on Common Shares:

(1)	Canadian Legends: Any certificate representing Common Shares issued upon the exercise of the Warrants prior to the date which is four months and one day after the date hereof will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE FEBRUARY 17, 2027.”

And, if applicable, if issued prior to the date which is four months and one day after the date hereof, will also bear the following legend:

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL FEBRUARY 17, 2027.”;

provided that at any time subsequent to the date which is four months and one day after the date hereof any certificate representing such Common Shares may be exchanged for a certificate bearing no such legends. The Corporation shall use the best efforts thereof to cause the registrar and transfer agent to deliver the certificate representing such Common Shares within three business days after receipt of the legended certificate or certificates.

(2)	US Legend: Any certificate representing Common Shares issued upon the exercise of the Warrants will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALES OF THE SECURITIES, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (E) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER FURTHER UNDERSTANDS AND AGREES THAT IN THE EVENT OF A TRANSFER PURSUANT TO THE FOREGOING CLAUSE (D) OR (E), THE COMPANY WILL REQUIRE A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND

APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”;

provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legend set forth above may be removed by providing an executed declaration to the Company and the registrar and transfer agent of the Company, in substantially the form set forth as Schedule C hereto (or in such other form as the Company may prescribe from time to time) and, if requested by the registrar and transfer agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and its registrar and transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S;

provided further, that if any of the Common Shares are being sold pursuant to Rule 144 under the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Company and its registrar and transfer agent of an opinion reasonably satisfactory to the Company and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

Upon receipt of the required deliverables specified in this subsection 10(2) in respect of sales pursuant to Rule 904 or Rule 144 under the U.S. Securities Act of Common Shares being issued to the Warrantholder upon exercise of the Warrants, the Corporation shall use its best efforts to deliver such Common Shares to the Warrantholder without the U.S. legend set out above.

11.	Lost Certificate: If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

12.	Language: The parties hereto acknowledge and confirm that they have requested that this Warrant Certificate as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont exigé que la présente convention ainsi que tous les avis et documents qui s’y rattachent soient rédigés en langue anglaise.

13.	Transfer: The Warrants are transferable and the term “Warrantholder” shall mean and include any successor, transferee or assignee of the current or any future Warrantholder . The Warrants may be transferred by the Warrantholder completing and delivering to the Corporation the transfer form attached hereto as Schedule B and surrendering this Warrant Certificate to the Corporation, provided that all such transfers shall be effected in accordance with all applicable securities laws. If only part of the Warrants evidenced hereby is transferred, the Corporation will deliver to the Warrantholder and the transferee replacement Warrant Certificates substantially in the form of this Warrant Certificate.

14.	Successors and Assigns: This Warrant Certificate shall enure to the benefit of the Warrantholder and the successors and assignees thereof and shall be binding upon the Corporation and the successors thereof.

15.	Currency: Unless otherwise provided, all dollar amounts referred to in the Warrant Certificate are in lawful money of Canada.

16.	Email Signature: This Warrant may be executed by PDF or other legally permissible electronic signature, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same document.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by an authorized officer as of the 16th day of October, 2026.

BLUE MOON METALS INC.

By:	/s/ Christian Kargl-Simard
	Name:	Christian Kargl-Simard
	Title:	CEO & Director

SCHEDULE A

TO: BLUE MOON METALS INC.

SUBSCRIPTION FORM

The undersigned hereby subscribes for _________________ common shares (“Common Shares”) of Blue Moon Metals Inc. (the “Corporation”) (or such other number of common shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated the ● day of October, 2026 issued by the Corporation) at the purchase price of $10.80 per Common Share (or at such other purchase price as may be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant Certificate and hereunder and encloses herewith a certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or has transmitted same day funds in lawful money of Canada by wire to such account as the Corporation directed the undersigned in payment of the subscription price.

By executing this subscription form, the undersigned represents and warrants that the undersigned is:

(1)	the Original U.S. Purchaser; or

(2)	not a U.S. Person, or a Person in the United States, and is not acquiring any of the Common Shares issuable upon the exercise of the Warrants for the account or benefit of, a U.S. Person or Person in the United States and none of the persons listed above is a U.S. Person or a Person in the United States other than the Original U.S. Purchaser. For purposes hereof, (a) “United States” means the United States of America, its territories or possessions, any state thereof or the District of Columbia, (b) a “U.S. Person” means any natural person resident in the United States, any partnership or corporation organized or incorporated under the laws of the United States, any estate of which any executor or administrator is a U.S. Person, any trust of which any trustee is a U.S. Person, any agency or branch of a foreign entity located in the United States, any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or, if an individual, resident, in the United States or any partnership or corporation organized or incorporated under the laws of a country other than the United States if formed by a U.S. Person principally for the purpose of investing in securities not registered under the United States Securities Act of 1933, as amended and (c) “Original U.S. Purchaser” means the U.S. Person or Person in the United States who purchased the Warrants from the Corporation.

The undersigned hereby irrevocably directs that the Common Shares be delivered, subject to the conditions set out in this certificate, and that the said Common Shares be registered as follows:

Name(s) in Full	Address(es) (include postal code)	Number of Common Shares

TOTAL: _______________________

Please print full name in which certificate(s) are to be issued. If any of the Common Shares are to be issued to a person or persons other than the warrantholder, the warrantholder must pay to the Corporation all requisite taxes or other government charges, if any.

DATED this ______ day of ___________________, 20___.

Signature of Warrantholder	Signature Guaranteed*

*	If the Common Shares and the warrants are to be issued to persons other than the registered holder of the warrants, the signature of the registered holder must be guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada or an eligible guarantor institution with membership in an approved signature medallion program (STAMP, SEMP, MSP). The guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Polulaires unless they are members of the Stamp Medallion Program.

Print Name and Address in full below:

Name
Address
(Include Postal Code)

SCHEDULE B

FORM OF TRANSFER

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers the warrants represented by this warrant certificate to:

Name:
Address

(Include Postal Code)

and hereby irrevocably constitutes and appoints	________________________________
(leave this space blank)

as the attorney of the undersigned with full power of substitution to transfer the warrants on the appropriate register of Blue Moon Metals Inc.

DATED this ____ day of ____________________, 20__.

Signature Guaranteed	Signature of Transferor*

Name of Transferor

*	The signature of the transferor must correspond in every particular with the surname and the first name(s) or initials shown on the face of this certificate and the endorsement must be signature guaranteed, in either case, by a Canadian Schedule 1 chartered bank, a major trust company in Canada or an eligible guarantor institution with membership in an approved signature medallion program (STAMP, SEMP, MSP). The guarantor must affix a stamp bearing the actual word “Signature Guaranteed”. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

SCHEDULE C

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

TO: Blue Moon Metals Inc.

AND TO: The registrar and transfer agent for the securities of Blue Moon Metals Inc.

The undersigned (A) acknowledges that the sale of the securities of Blue Moon Metals Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (B) certifies that (1) the undersigned is not an “affiliate” (as that term is defined in Rule 405 under the U.S. Securities Act) of the Company, a “distributor” or an affiliate of “distributor”, (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the “United States”, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a “designated offshore securities market” (as defined in Rule 902 of Regulation S under the U.S. Securities Act) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, and (4) the sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms set forth above in quotation marks have the meanings given to them by Regulation S under the U.S. Securities Act. The undersigned in making this Declaration acknowledges that the Company is relying on the contents hereof and hereby agrees to indemnify and hold harmless the Company for any and all liability, losses, claims and demands in any way related to the subject matter of this Declaration.

DATED at ___________________ this _________ day of _________, 20___.

By:	X
Name:
Title:

Affirmation by Seller’s Broker-Dealer

(required for sales under (B)2(b) above)

We have read the foregoing representations of our customer, ________________(the “Seller”) dated __________, with regard to our sale, for such Seller’s account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another “designated offshore securities market”, (C) neither we, nor any person acting on our behalf, engaged in any “directed selling efforts” in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Name of Firm

By:	X
Authorized officer

Date: